TFI SUM SUP-1 030112
Summary Prospectus Supplement dated March 1, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, A2, Y and Institutional Class shares of the Fund listed below:
Invesco Tax-Free Intermediate Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas Byron	Portfolio Manager	2011
Robert Stryker	Portfolio Manager	2011
Robert Wimmel	Portfolio Manager	2011	”
TFI SUM SUP-1 030112